CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 25, 1996 included in Westport Bancorp, Inc.'s Amendment No. 1 to Form 10-K on Form 10-K/A for the year ended December 31, 1995.




                                        /s/Arthur Andersen LLP
                                        -----------------------
                                        Arthur Andersen LLP



New York, NY
May 29, 1996

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